UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2007

Hexion Specialty Chemicals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment to Current Report on Form 8-K/A amends Item 9.01 of our Form 8-K filed on February 6, 2007 to provide the financial statements required by Items 9.01(a) and 9.01(b).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

Audited combined financial statements for the Orica Adhesives and Resins Business (a division of Orica Limited) as of and for the year ended September 30, 2006 and the related Independent Auditors’ Report thereon are included as Exhibit 99.1 of this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Balance Sheet as of September 30, 2006, the Unaudited Pro Forma Statements of Operations for the year ended December 31, 2005 and for the nine months ended September 30, 2006 of Hexion Specialty Chemicals, Inc. and the Notes to the Unaudited Pro Forma Financial Information are included as Exhibit 99.2 of this Current Report on Form 8-K/A and are incorporated herein by reference.

(c)	EXHIBITS

10.1	Business Sale Agreement dated August 23, 2006 between Orica Australia Pty Ltd and Hexion Specialty Chemicals Pty Ltd

10.2	Business Sale Agreement dated August 25, 2006 between Orica New Zealand Limited and Hexion Specialty Chemicals (N.Z.) Limited

99.1	Audited combined financial statements of the Orica Adhesives and Resin Business (a division of Orica Limited) as of and for the year ended September 30, 2006 and the related Independent Auditors’ Report thereon

99.2	Unaudited Pro Forma Balance Sheet as of September 30, 2006, Unaudited Pro Forma Statements of Operations for the year ended December 31, 2005 and for the nine months ended September 30, 2006 and the Notes to the Unaudited Pro Forma Financial Information for Hexion Specialty Chemicals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION SPECIALTY CHEMICALS, INC.
Date:	April 16, 2007
		By:	/s/ William H. Carter
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Business Sale Agreement dated August 23, 2006 between Orica Australia Pty Ltd and Hexion Specialty Chemicals Pty Ltd

10.2	Business Sale Agreement dated August 25, 2006 between Orica New Zealand Limited and Hexion Specialty Chemicals (N.Z.) Limited

99.1	Audited combined financial statements of the Orica Adhesives and Resin Business (a division of Orica Limited) as of and for the year ended September 30, 2006 and the related Independent Auditors’ Report thereon

99.2	Unaudited Pro Forma Balance Sheet as of September 30, 2006, Unaudited Pro Forma Statements of Operations for the year ended December 31, 2005 and for the nine months ended September 30, 2006 and the Notes to the Unaudited Pro Forma Financial Information for Hexion Specialty Chemicals, Inc.

99.3	News Release dated January 31, 2007 announcing the completion of the acquisition of Orica Limited’s adhesives and resins business in Australia (incorporated by reference to Exhibit 99 to Hexion Specialty Chemical’s 8-K filed on February 6, 2007 (File No. 001-00071))